EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Environmental Infrastructure Holdings Corp. (the “Company”) on Form 10-K, for the fiscal year ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Andrew Mazzone, Principal Financial and Accounting Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Andrew Mazzone
Andrew Mazzone
Principal Financial and Accounting Officer

January 13, 2010